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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)           May 15, 2000
                                                --------------------------------

                            AirTran Holdings, Inc.
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            (Exact name of registrant as specified in its charter)



           Nevada                  0-26914                58-2189551
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     (State or other            (Commission           (I.R.S. Employer
      jurisdiction               File Number)          Identification No.)
     of incorporation)


                9955 AirTran Boulevard, Orlando, Florida      32827
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              (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code        (407)  251-5600
                                                     ---------------------------


        (Former name or former address, if changed since last report.)
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Item 5.   Other Events

          On May 15, 2000, AirTran Holdings, Inc. (the "Company") announced that its operating subsidiary, AirTran Airways, Inc., signed an Amendment to its Purchase Agreement with The Boeing Company regarding the Boeing 717 aircraft under contract. A copy of the press release is filed as an Exhibit to this report on Form 8-K.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits. The following exhibit is furnished as a part of this Report. Exhibit numbers refer to Item 601 of Regulation S-K. 99-Press Release issued on May 15, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AIRTRAN HOLDINGS, INC.



May 15, 2000                 By: /s/ Robert L. Fornaro
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                                 Robert L. Fornaro

                                 Chief Financial Officer